EXHIBIT 8

The transactions pursuant to the business integration are made for the securities of Japanese companies. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court's judgment.

You should be aware that the issuer may purchase securities otherwise than under the exchange offer, such as in open market or privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

i

Extraordinary General Meeting of Shareholders

Reference Documents for

 Extraordinary General Meeting of Shareholders <Appendix>

Proposal 1:	Approval for Share Exchange Agreement with Kansai Mirai Financial Group, Inc.

	1.	Assumptions, etc., regarding Analyses by Third-Party Appraisers for the Calculation of the Share Exchange Ratio and the Fairness Opinion	1
		(p. 8 - p. 18 of the Convocation Notice, Attachments (2) and (3) to “III. Matters Concerning the Appropriateness of the Consideration for the Exchange”)
	2.	Balance Sheet of Kansai Mirai Financial Group as of the Day of its Formation	9
		(p. 31 - p. 32 of the Convocation Notice, Attachment (4) to “VI. Matters Related to Financial Statements, etc.”)
	3.	Outline of the Share Options	10
		(p. 30 - p. 31 of the Convocation Notice, “V. Matters related to the Appropriateness of the Provisions for the Share Options pertaining to the Share Exchange” and p. 33 - p. 41 of the Convocation Notice, Attachments 1 through 12 to “Share Exchange Agreement (Copy)”)
	4.	Contents of Representations and Warranties	100
		(p. 33 - p. 41 of the Convocation Notice, Attachment 13 to “Share Exchange Agreement (Copy)”)
	5.	Contents of Representations and Warranties of Kansai Mirai	109
		(p. 33 - p. 41 of the Convocation Notice, Attachment 14 to “Share Exchange Agreement (Copy)”)

The Minato Bank, Ltd. (Securities Code: 8543)

ii

1. Assumptions, etc., regarding Analyses by Third-Party Appraisers for the Calculation of the Share Exchange Ratio and the Fairness Opinion

[Attachment (2)]

Preconditions and Disclaimer with respect to the Analysis in the Stock Valuation Report and the Opinion of Merrill Lynch Japan Securities Co., Ltd.

The Stock Valuation Report and the opinion (the “Opinion”) of Merrill Lynch Japan Securities Co., Ltd. (“Merrill Lynch Japan Securities”) described above have been delivered solely for the use and benefit of the board of directors of Resona Holdings in its capacity as such in connection with and for purposes of its evaluation of the Aggregate Consideration from a financial point of view. The Opinion is limited to the fairness, from a financial point of view, to Resona Holdings of the Aggregate Consideration to be paid in the Business Integration and no opinion or view is expressed with respect to any consideration received in connection with the Business Integration by the holders of any class of securities, creditors or other constituencies of any party. Merrill Lynch Japan Securities expresses no view or opinion as to any terms or other aspects of the Business Integration (other than the Aggregate Consideration to the extent expressly specified in the Opinion), including, without limitation, the form or structure of the Business Integration, the Tender Offer, Kansai Urban’s tender offer, (the Tender Offer and Kansai Urban’s tender offer shall hereinafter collectively be referred to as the “Tender Offer, Etc.”) the consideration to be paid in each Tender Offer or for the Preferred Stock, the exchange ratios to be used in the Share Exchanges and other consideration to be paid in any part of the Business Integration. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Business Integration, relative to the Aggregate Consideration. Merrill Lynch Japan Securities expresses no opinion or view as to the relative merits of the Business Integration in comparison to other strategies or transactions that might be available to Resona Holdings or in which Resona Holdings might engage or as to the underlying business decision of Resona Holdings to proceed with or effect the Business Integration. Merrill Lynch Japan Securities is not expressing any opinion as to what the value of common stock of the Holding Company actually will be when issued or the prices at which the common stock of Kansai Urban, Resona Holdings, the Bank or the Holding Company will trade at any time, including following the announcement or commencement of the Business Integration. In addition, Merrill Lynch Japan Securities does not express any opinion or recommendation as to how any stockholder should vote or act in connection with the Business Integration, the Tender Offer, Etc., the Share Exchanges or any related matter.

Merrill Lynch Japan Securities, in conducting a valuation analysis (the “Analysis”) for the Stock Valuation Report and preparing the Opinion, has assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and has relied upon the assurances of the managements of Resona Holdings and the Integrating Parties that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect.

With respect to the financial forecasts relating to Kansai Urban and the Bank prepared by the managements of Kansai Urban and the Bank, respectively (such forecasts, collectively, the “Target Forecasts”), Merrill Lynch Japan Securities has been advised by Kansai Urban and the Bank, and has assumed, that they have been reasonably prepared reflecting the best currently available estimates and good faith judgments of the managements of Kansai Urban and the Bank as to the future financial performance of Kansai Urban and the Bank, respectively.

With respect to an alternative version of the Target Forecasts incorporating certain adjustments thereto made by the managements of Resona Holdings and Kinki Osaka (the “Adjusted Target Forecasts”), the financial forecasts relating to Kinki Osaka prepared by the managements of Resona Holdings and Kinki Osaka and certain estimates as to the amount and timing of synergies arising in connection with the Business Integration, Merrill Lynch Japan Securities has assumed, at the direction of Resona Holdings, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of Resona Holdings and Kinki Osaka as to the future financial performance of the Integrating Parties and the other matters covered thereby and, based on the assessments of the managements of Resona Holdings and Kinki Osaka as to the relative likelihood of achieving the future financial results reflected in the Target Forecasts and the Adjusted Target Forecasts, Merrill Lynch Japan Securities has relied, at the direction of Resona Holdings, on the Adjusted Target Forecasts for purposes of conducting the Analysis and preparing the Opinion. It has relied, at the direction of Resona Holdings, on the assessments of the managements of Resona Holdings and Kinki Osaka as to their ability to achieve the synergies arising in connection with the Business Integration, has been advised by Resona Holdings and Kinki Osaka and has assumed that the synergies would be realized in the amounts and at the times projected. The Analysis and the Opinion are necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to Merrill Lynch Japan Securities as of, the date of the Analysis and the Opinion. It should be understood that subsequent developments on or after the date of the Analysis and the Opinion may affect the Analysis and the Opinion, and Merrill Lynch Japan Securities does not have any obligation to update, revise, or reaffirm them.

In conducting the Analysis and preparing the Opinion, Merrill Lynch Japan Securities has assumed, at the direction of Resona Holdings, that Resona Holdings will acquire 51% of the total issued and outstanding common stock of the Holding Company through the Business Integration.

As noted above, the discussion set forth above is a summary of the material financial analyses presented by Merrill Lynch Japan Securities to the board of directors of Resona Holdings in connection with the Opinion and is not a comprehensive description of all analyses undertaken by Merrill Lynch Japan Securities in connection with the Opinion. The preparation of a financial opinion and its underlying analysis is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Merrill Lynch Japan Securities believes that its analyses must be considered as a whole. Merrill Lynch Japan Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Merrill Lynch Japan Securities’ analysis and the opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, Merrill Lynch Japan Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Resona Holdings, Kinki Osaka, Kansai Urban, the Bank and the Holding Company. The estimates of the future performance of Resona Holdings, Kinki Osaka, Kansai Urban, the Bank and the Holding Company in or underlying Merrill Lynch Japan Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Merrill Lynch Japan Securities’ analyses. These analyses were prepared solely as part of Merrill Lynch Japan Securities’ analysis of the fairness, from a financial point of view, of the Aggregate Consideration and were provided to the board of directors of Resona Holdings in connection with the delivery of the Opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Merrill Lynch Japan Securities’ view of the actual value of Resona Holdings, Kinki Osaka, Kansai Urban, the Bank and the Holding Company. The Business Integration was determined through negotiations among Resona Holdings, Kinki Osaka, SMFG, SMBC, Kansai Urban and the Bank, rather than by any financial advisor, and was approved by the board of directors of Resona Holdings. The decision to implement the Business Integration was solely that of the board of directors of Resona Holdings. As described above, the Opinion and the Stock Valuation Report were only one of many factors considered by the board of directors of Resona Holdings in its evaluation of the Business Integration and should not be viewed as determinative of the views of the board of directors or management of Resona Holdings with respect to the Business Integration or its terms and conditions.

Merrill Lynch Japan Securities has not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Integrating Parties, nor has it made any physical inspection of the properties or assets of the Integrating Parties. Merrill Lynch Japan Securities has not evaluated the solvency or fair value of the Integrating

Parties under any local, national or other laws or regulations relating to bankruptcy, insolvency or similar matters. Merrill Lynch Japan Securities has assumed, at the direction of Resona Holdings, that the Business Integration will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement of the Business Integration Agreement and the Share Exchange Agreements (collectively, the “Definitive Agreements”) and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Business Integration, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Resona Holdings, the Integrating Parties, SMFG and SMBC or the contemplated benefits of the Business Integration. Merrill Lynch Japan Securities also has assumed, at the direction of Resona Holdings, that the final executed version of the Definitive Agreements and related documents will not differ in any material respect from the draft Definitive Agreements reviewed by Merrill Lynch Japan Securities.

Merrill Lynch Japan Securities has acted as financial advisor to Resona Holdings and Kinki Osaka in connection with the Business Integration and will receive a fee for its services, a significant portion of which is contingent upon execution of the Definitive Agreements and a significant portion of which is contingent upon consummation of the Business Integration. In addition, Resona Holdings and Kinki Osaka have agreed to reimburse expenses of Merrill Lynch Japan Securities and indemnify Merrill Lynch Japan Securities against certain liabilities arising out of its engagement.

Merrill Lynch Japan Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of its businesses, Merrill Lynch Japan Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Resona Holdings, the Integrating Parties, SMFG, SMBC and certain of their respective affiliates.

Merrill Lynch Japan Securities and its affiliates in the past have provided, may be currently providing, and in the future may provide, investment banking, commercial banking and other financial services to Resona Holdings and/or Kinki Osaka and have received or in the future may receive compensation for the rendering of these services.

In addition, Merrill Lynch Japan Securities and its affiliates in the past have provided, may be currently providing, and in the future may provide, investment banking, commercial banking and other financial services to SMFG, SMBC, Kansai Urban and/or the Bank and have received or in the future may receive compensation for the rendering of these services, including having acted as financial advisor to SMBC in connection with its acquisition of American Railcar Leasing LLC from Icahn Enterprises L.P.

Merrill Lynch Japan Securities does not provide any legal, accounting or tax-related advice.

[Attachment (3)]

Assumptions and Disclaimers Regarding EYTAS’s Opinion

In preparing its opinion that the tender offer price of the shares of the Bank (the “Tender Offer Price for the Bank’s Stock”) and share exchange ratio agreed by the Bank and Resona Holdings (the “Bank’s Share Exchange Ratio” in this Attachment) which is applied to the share exchange between the Holding Company and the Bank (the “Bank’s Share Exchange”) is fair from a financial point of view to the holders of the common stock of the Bank excluding Resona Holdings, SMFG, SMBC, Kansai Urban, and Kinki Osaka (the “EYTAS Fairness Opinion”), EYTAS has analyzed and reviewed the share exchange ratio. For such analysis and review, EYTAS has assumed and relied on the accuracy and completeness of all material and information provided by the Bank, Kansai Urban, and Kinki Osaka, as well as all publicly available information obtained by EYTAS. EYTAS has not independently verified or assumed any obligation to independently verify the accuracy or completeness of such information that EYTAS has reviewed or analyzed.

EYTAS solely prepared the EYTAS Fairness Opinion to provide the Board of Directors of the Bank with reference information to review the Tender Offer Price for the Bank’s Stock and the Bank’s Share Exchange Ratio, at the request of the Bank (the “EYTAS Opinion Purpose”).

EYTAS has not undertaken an evaluation or assessment of any of the assets or liabilities of the Bank, Kansai Urban, Kinki Osaka, or any of their respective affiliates (where “affiliates” here and hereafter refers to “affiliates” as defined in Article 8(8) of the Ordinance on Terminology, Forms, and Preparation Methods of Financial Statements), nor has EYTAS evaluated the solvency or creditworthiness under any applicable laws relating to bankruptcy, insolvency, or similar matters of the Bank, Kansai Urban, Kinki Osaka, or any of their respective affiliates.

Moreover, in preparing the EYTAS Fairness Opinion, EYTAS has assumed that there are no undisclosed facts pertaining to the present or future of the Bank, Kansai Urban, Kinki Osaka, or any of their respective affiliates that may affect the EYTAS Fairness Opinion.

In preparing the EYTAS Fairness Opinion, EYTAS has assumed that the business plans, financial forecasts, and other information regarding the future of the Bank, Kansai Urban, and Kinki Osaka furnished to EYTAS by the Bank, Kansai Urban, and Kinki Osaka have been prepared according to reasonable and appropriate procedures, and reflect the best currently available estimates and judgment of the management of the Bank, Kansai Urban, and Kinki Osaka, respectively. Also, EYTAS has assumed that all assumptions for the preparation of the business plans and financial forecasts are accurate and feasible, and has conducted no independent verification of the accuracy or feasibility thereof, nor has EYTAS assumed any obligation to do so.

EYTAS has assumed that the integration agreement concerning the Tender Offer and the Bank’s

Share Exchange will be properly and validly executed by all related parties, and that the Tender Offer and the Bank’s Share Exchange will be legally and validly performed pursuant to the terms and conditions of the agreement, without any waiver, revision, or amendment of any material terms or conditions thereof. Furthermore, EYTAS has assumed that the governmental, regulatory, or other consents or approvals necessary for the execution of the Tender Offer and the Bank’s Share Exchange will be obtained without any implication to the expected benefits from the Tender Offer and the Bank’s Share Exchange.

EYTAS has not evaluated the decision of the Bank with respect to its execution of the Tender Offer and the Bank’s Share Exchange or the relative merits of the Tender Offer and the Bank’s Share Exchange compared to any strategic alternatives that may be available to the Bank.

EYTAS has neither independently reviewed or analyzed nor assumed any obligation to independently review or analyze the legality or validity of any matter regarding the Tender Offer and the Bank’s Share Exchange, or the appropriateness of the accounting and tax treatment of any matter regarding the Tender Offer and the Bank’s Share Exchange.

The Bank may not disclose, copy, refer to, or communicate the entire or a part of the EYTAS Fairness Opinion to any third party without EYTAS’s prior written consent. The Bank will be also solely responsible for disclosure to any third party with EYTAS’s prior consent, and EYTAS will not be responsible for such disclosure.

EYTAS assumes no liability to any third party other than the Bank in connection with the EYTAS Fairness Opinion or the Tender Offer and the Bank’s Share Exchange, as well as any consequences arising in connection with the use of the EYTAS Fairness Opinion for purposes other than stated in the EYTAS Fairness Opinion.

The EYTAS Fairness Opinion addresses only the fairness of the Tender Offer Price for the Bank’s Stock and the Bank’s Share Exchange Ratio from a financial point of view to the holders of the shares of the common stock of the Bank, excluding Resona Holdings, SMFG, SMBC, Kansai Urban, and Kinki Osaka. The Bank has not asked EYTAS to address, and, therefore, the EYTAS Fairness Opinion does not address, the fairness to, or any other consideration of, any third party other than the holders of shares of common stock of the Bank.

EYTAS does not provide any opinion on the underlying business decision of the Bank to proceed with the Tender Offer and the Bank’s Share Exchange.

EYTAS is also not expressing any opinion as to the prices at which the shares of common stock of the Bank, Kansai Urban, Kinki Osaka, or The Holding Company will be traded at any time after the date of this opinion.

EYTAS is not expressing any opinion as to how shareholders of the Bank should vote on the Tender Offer and the Bank’s Share Exchange.

In addition, EYTAS expresses no opinion with respect to the fairness of the amount or nature of any compensation to be received in relation to the Tender Offer Price for the Bank Stock and the Bank’s Share Exchange Ratio by any officers, directors, employees, or any other person involved in the Tender Offer and Share Exchange.

The EYTAS Fairness Opinion is based on financial information prepared in accordance with accounting principles generally accepted in Japan, and did not take any possible differences in such financial information if prepared under international financial reporting standards into consideration.

The EYTAS Fairness Opinion is also based upon economic, financial, market and other conditions as of the date of the EYTAS Fairness Opinion, and relies on information made available to EYTAS by the date of the EYTAS Fairness Opinion.

[Attachment (4)]

Balance Sheet of Kansai Mirai Financial Group as of the Day of its Formation

(Unit: yen)

Item	Amount	Item	Amount
Assets Current assets Cash and deposits Total current assets Fixed assets Total fixed assets	500,001,985 500,001,985 0	Liabilities Current liabilities Total current liabilities Fixed liabilities Total fixed liabilities Total liabilities	0 0 0
		Net assets Shareholders’ equity Stated capital Capital surplus Capital reserves Total capital surplus Total shareholders’ equity Total net assets	250,000,993 250,000,992 250,000,992 500,001,985 500,001,985
Total assets	500,001,985	Total liabilities and net assets	500,001,985

Attachment 1: Outline of Series 1 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 1 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 1,000 shares (the Number of Granted Shares after adjustment as a result of the consolidation of shares whose effective date is set on October 1, 2016 shall be 100 shares); provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 21, 2012 to July 20, 2042

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 20, 2041:

From July 21, 2041 to July 20, 2042

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 132,000 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 20, 2012

13.	The date for payment of monies in exchange for the share options for subscription

July 20, 2012

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 2: Outline of Series 1 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 1 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 20, 2042

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 20, 2041:

From July 21, 2041 to July 20, 2042

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 3: Outline of Series 2 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 2 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 1,000 shares (the Number of Granted Shares after adjustment as a result of the consolidation of shares whose effective date is set on October 1, 2016 shall be 100 shares); provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 20, 2013 to July 19, 2043

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (such day shall hereinafter be referred to as the “Position End Date”; and the day immediately following the Position End Date shall hereinafter be referred to as the “Rights Exercise Commencement Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to

Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 19, 2042:

From July 20, 2042 to July 19, 2043

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 166,000 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 19, 2013

13.	The date for payment of monies in exchange for the share options for subscription

July 19, 2013

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 4: Outline of Series 2 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 2 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 19, 2043

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 19, 2042:

From July 20, 2042 to July 19, 2043

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 5: Outline of Series 3 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 3 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 1,000 shares (the Number of Granted Shares after adjustment as a result of the consolidation of shares whose effective date is set on October 1, 2016 shall be 100 shares); provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 19, 2014 to July 18, 2044

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (such day shall hereinafter be referred to as the “Position End Date”; and the day immediately following the Position End Date shall hereinafter be referred to as the “Rights Exercise Commencement Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to

Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 18, 2043:

From July 19, 2043 to July 18, 2044

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 181,000 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 18, 2014

13.	The date for payment of monies in exchange for the share options for subscription

July 18, 2014

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 6: Outline of Series 3 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 3 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 18, 2044

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 18, 2043:

From July 19, 2043 to July 18, 2044

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 7: Outline of Series 4 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 4 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 1,000 shares (the Number of Granted Shares after adjustment as a result of the consolidation of shares whose effective date is set on October 1, 2016 shall be 100 shares); provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 18, 2015 to July 17, 2045

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (such day shall hereinafter be referred to as the “Position End Date”; and the day immediately following the Position End Date shall hereinafter be referred to as the “Rights Exercise Commencement Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to

Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 17, 2044:

From July 18, 2044 to July 17, 2045

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 309,000 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 17, 2015

13.	The date for payment of monies in exchange for the share options for subscription

July 17, 2015

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 8: Outline of Series 4 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 4 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 17, 2045

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 17, 2044:

From July 18, 2044 to July 17, 2045

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 9: Outline of Series 5 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 5 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 1,000 shares (the Number of Granted Shares after adjustment as a result of the consolidation of shares whose effective date is set on October 1, 2016 shall be 100 shares); provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 22, 2016 to July 21, 2046

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (such day shall hereinafter be referred to as the “Position End Date”; and the day immediately following the Position End Date shall hereinafter be referred to as the “Rights Exercise Commencement Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to

Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 21, 2045:

From July 22, 2045 to July 21, 2046

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 153,000 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 21, 2016

13.	The date for payment of monies in exchange for the share options for subscription

July 21, 2016

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 10: Outline of Series 5 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 5 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 21, 2046

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 21, 2045:

From July 22, 2045 to July 21, 2046

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 11: Outline of Series 6 Share Options of The Minato Bank, Ltd.

1.	Name of the share options for subscription:

Series 6 Share Options of The Minato Bank, Ltd.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of The Minato Bank, Ltd. (the “Bank”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 100 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Bank conducts a share split in relation to the shares of common stock of the Bank (including allotment of the shares of common stock of the Bank without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Bank, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Bank conducts a merger or company split or in cases where the Bank is otherwise under circumstances similar to the foregoing cases, the Bank may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Bank shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Bank is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Bank shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From July 22, 2017 to July 21, 2047

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Bank.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Bank (or resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required), the Bank may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Bank becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of all of the shares issued by the Bank, that the approval of the Bank is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Bank provides, as a content of class shares that are the object of the share options, that the approval of the Bank is required for the acquisition of such class shares by transfer requires the approval of the Bank, or wherein the Bank acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Bank conducts a merger (limited to cases where the Bank becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Bank becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Bank becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of the Bank (such day shall hereinafter be referred to as the “Position End Date”; and the day immediately following the Position End Date shall hereinafter be referred to as the “Rights Exercise Commencement Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to

Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 21, 2046:

From July 22, 2046 to July 21, 2047

(b)	In the event that a proposal for approval of a merger agreement under which the Bank becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Bank becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Bank (or is resolved by a board of directors meeting of the Bank if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	Method for calculating the paid-in amount for the share options for subscription

Paid-in amount per share option: 199,100 yen

Such paid-in amount shall be, in accordance with the provisions of Article 246, Paragraph 2 of the Companies Act, in lieu of payment of money, set off against claims for compensation that the Bank owes to directors and executive officers.

12.	The day on which the share options for subscription is allotted

July 21, 2017

13.	The date for payment of monies in exchange for the share options for subscription

July 21, 2017

14.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Bank shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location for requests for exercise of share options as set forth in 15. below.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Bank at the handling location of payment stipulated in 16. below by no later than the date and time designated by the Bank.

15.	The handling location for requests for exercise of the share options for subscription

The Human Resource Department of the Bank, or a department in charge of such duties from time to time

16.	The handling location of payment upon exercise of the share options for subscription

The Sales Department of the Bank’s Head Office

17.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Bank that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Bank shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Bank.

18.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Bank may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

19.	Public notification of the issued Outline

The Bank shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

20.	In addition to the above, any necessary matters related to the share options for subscription shall be pursuant to related laws and regulations as well as resolutions of management meetings.

- End -

Attachment 12: Outline of Series 6 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of the share options for subscription:

Series 6 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and number of shares that are the object of the share options for subscription

The class of the shares that are the object of the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”) and the number of the shares that are the object of each share option for subscription (the “Number of Granted Shares”) shall be 237 shares; provided, however, that, on or after the day on which the share options are allotted (the “Allotment Date”), in cases where the Company conducts a share split in relation to the shares of common stock of the Company (including allotment of the shares of common stock of the Company without contribution; the same shall apply hereinafter as to the description of a share split) or a share consolidation in relation to the shares of common stock of the Company, the Number of Granted Shares shall be adjusted using the formula set forth below, with any fraction less than one share resulting therefrom being rounded off:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall be applied: for a share split, on or after the day immediately following the record date of the share split (or, if no record date is set, the effective date of the share split); or, for a share consolidation, on or after the day immediately following the effective date of the share consolidation; provided, however, that if a share split is subject to a proposal concerning an increase in the stated capital or the reserves by reducing the amount of surplus to be approved at a general meeting of shareholders and also a day on or before the conclusion of such general meeting of shareholders is set as the record date for such share split, then the Number of Granted Shares after adjustment shall apply retroactively to the day immediately following such record date, on or after the day immediately following the conclusion of such general meeting of shareholders.

Further, on or after the Allotment Date, if adjustment of the Number of Granted Shares becomes necessary in cases where the Company conducts a merger or company split or in cases where the Company is otherwise under circumstances similar to the foregoing cases, the Company may appropriately adjust the Number of Granted Shares to a reasonable extent.

When making adjustment for the Number of Granted Shares, the Company shall provide notice of or publish a public notice on the necessary matters to the holders of each share option stated in the share option register (“Share Option Holders”) by no later than the day immediately preceding the application date of the number of shares after adjustment; provided, however, that in cases where the Company is unable to provide notice or publish a public notice by the day immediately preceding such application date, the Company shall promptly thereafter provide notice or publish a public notice.

3.	The value of the property to be contributed upon exercise of the share options for subscription

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise period of the share options for subscription

From April 1, 2018 to July 21, 2047

5.	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options for subscription

(1)	The amount of the stated capital to be increased in cases where shares are issued through exercise of the share options shall be the amount of one-half of the maximum amount of increase in stated capital calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting, with any fraction less than one share resulting therefrom being rounded up.

(2)	The amount of the capital reserves to be increased in cases where shares are issued through exercise of the share options shall be the amount obtained by subtracting the amount of the stated capital to be increased specified in (1) above from the maximum amount of increase in stated capital specified in (1) above.

6.	Restriction on acquisition of the share options for subscription by transfer

The acquisition of the share options by transfer requires approval by resolution of the board of directors of the Company.

7.	Terms on acquisition of the share options for subscription

In cases where any of the proposals specified in (1), (2), (3), (4) or (5) below is approved by a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required), the Company may acquire the share options without consideration:

(1)	Proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company becomes a split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company;

(4)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of all of the shares issued by the Company, that the approval of the Company is required for the acquisition of such shares by transfer; or

(5)	Proposal for approval of amendment to the articles of incorporation wherein the Company provides, as a content of class shares that are the object of the share options, that the approval of the Company is required for the acquisition of such class shares by transfer requires the approval of the Company, or wherein the Company acquires all of such class shares by resolution of a general meeting of shareholders.

8.	Decision policy regarding the details of delivery of the share options of a company subject to restructuring in organization restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes a company absorbed in such merger), an absorption-type company split or incorporation-type company split (in each event, limited to cases where the Company becomes a split company) or a share exchange or share transfer (in each event, limited to cases where the Company becomes a wholly owned subsidiary company) (collectively, “Organization Restructuring Action”), the share options of the stock company specified in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act (such company, “Company Subject to Restructuring”) shall be delivered to Share Option Holders holding remaining share options (“Remaining Share Options”) as of the point in time immediately preceding the effective date of a relevant Organization Restructuring Action (i.e., the effective date meaning: (a) the day on which an absorption-merger comes into effect with respect to such absorption-merger; (b) the day on which a stock company incorporated through consolidated-type merger is formed with respect to such consolidation-type merger; (c) the day on which an absorption-type company split comes into effect with respect to such absorption-type company split; (d) the day on which a stock company incorporated through incorporation-type company split is formed with respect to such incorporation-type company split; (e) the day on which a share exchange comes into effect with respect to such share exchange; and (f) the day on which a wholly owning parent company incorporated through share transfer is formed with respect to such share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered in accordance with each of the following:

(1)	The number of share options of a Company Subject to Restructuring to be delivered:

In each case, the share options shall be delivered in the number equal to the number of Remaining Share Options held by Share Option Holders.

(2)	The class of shares of a Company Subject to Restructuring that are the object of the share options:

The class of shares shall be the shares of common stock of a Company Subject to Restructuring.

(3)	The number of shares of a Company Subject to Restructuring that are the object of the share options:

To be determined in accordance with (2) above, taking into consideration the conditions, etc. of a Company Subject to Restructuring.

(4)	The value of the property to be contributed upon exercise of the share options:

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares of a Company Subject to Restructuring that are the object of the share options determined pursuant to (3) above.

The exercise value after restructuring (the “Exercise Value after Restructuring”) shall be one (1) yen per share which may be received through exercise of each such share option to be delivered.

(5)	Exercise period of the share options:

The period starting from whichever is later of (a) the starting date of the exercise period of the share options as stipulated in 4. above or (b) the effective date of a relevant

Organization Restructuring Action, and ending on the expiration date of the exercise period of the share options as stipulated in 4. above.

(6)	Matters related to the stated capital and capital reserves to be increased in cases where shares are issued through exercise of the share options:

To be determined in accordance with 5. above.

(7)	Restriction on acquisition of the share options by transfer:

The acquisition of the share options by transfer requires approval by resolution of the board of directors of a relevant Company Subject to Restructuring.

(8)	Terms on acquisition of the share options:

To be determined in accordance with 7. above.

(9)	Other conditions for exercise of the share options:

To be determined in accordance with 10. below.

9.	Arrangement for the treatment of any fraction less than one share occurring upon exercise of the share options for subscription

If the number of shares to be delivered to Share Option Holders who have exercised share options includes any fraction less than one share, such fraction shall be rounded off.

10.	Other conditions for exercise of the share options for subscription

(1)	A Share Option Holder may, within the period specified in 4. above, exercise the share options on or after the day immediately following the day on which such Share Option Holder ceases to hold a position as either a director or an executive officer of The Minato Bank, Ltd. (the “Position End Date”).

(2)	Notwithstanding (1) above, a Share Option Holder may, within the period specified in 4. above, if the circumstances stipulated in either (a) or (b) applies (but, as for (b), excluding cases where it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of a relevant Company Subject to Restructuring shall be delivered to Share Option Holders in accordance with 8. above), exercise the share options only within the respective period stipulated below:

(a)	In the event that the Position End Date did not occur to a relevant Share Option Holder by July 21, 2046:

From July 22, 2046 to July 21, 2047

(b)	In the event that a proposal for approval of a merger agreement under which the Company becomes a company absorbed in such merger or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes a wholly owned subsidiary company is approved by a general meeting of shareholders of the Company (or is resolved by a board of directors meeting of the Company if resolution of a general meeting of shareholders is not required):

Fifteen (15) days from the day immediately following the day of such approval

(3)	(1) and (2)(a) above shall not apply to a person who has succeeded the share options by inheritance.

(4)	In cases where a Share Option Holder waives its share options, such Share Option Holder may not exercise such share options.

11.	The paid-in amount for the share options for subscription

No money is required to be paid in exchange for the share options.

12.	The day on which the share options for subscription is allotted

April 1, 2018

13.	Request for exercise of the share options for subscription and the method for payment

(1)	In the event of exercise of the share options, a “Request for Exercise of Share Options” in the form designated by the Company shall be submitted, with the necessary information filled in and name and seal being affixed thereonto, to the handling location designated by the Company.

(2)	Along with submission of the “Request for Exercise of Share Options” specified in (1) above, the amount obtained by multiplying the value of the property to be contributed upon exercise of each share option by the number of share options relating to such exercise shall be paid in full in cash by way of transfer into the bank account designated by the Company at the handling location of payment designated by the Company by no later than the date and time designated by the Company.

14.	Effective timing of exercise of the share options for subscription, etc.

(1)	Share Option Holders who have exercised the share options shall, pursuant to the applicable laws and regulations, become shareholders of shares of common stock of the Company that are the object of the share options.

(2)	Immediately after completion of the exercise procedures, the Company shall take the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, on the Share Option Holder’s account that has been opened by such Share Option Holder in advance at the financial instruments business operators, etc. designated by the Company.

15.	Handling of replacement or other measures regarding provisions specified in this Outline

In cases where replacement or other measures are required regarding any provision specified in this outline (this “Outline”), the Company may change this Outline by using a method as it deems necessary, with respect to the handling of matters relating thereto, in accordance with the provisions of the Companies Act and the intent of the share options, and any such change is deemed to be an integral part of this Outline.

16.	Public notification of the issued Outline

The Company shall keep the original copy of the issued Outline at its head office, and make it available to Share Option Holders during its business hours.

- End -

Attachment 13: Contents of Representations and Warranties

1.	Representations and Warranties of Resona HD

Resona HD represents and warrants to SMFG, SMBC, Kinki Osaka, Kansai Urban and Minato that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

Resona HD is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

Resona HD has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. Resona HD’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of Resona HD’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, Resona HD legally and validly implements all of the procedures required by the laws and regulations, etc. (which means the laws, regulations and rules within and outside Japan (including ordinances, etc. of local public entities) as well as the decisions, etc. of the relevant authorities, etc., wherein “Relevant Authorities, etc.” means courts, supervisory authorities, other judicial and administrative organs (including regulatory bodies related to competition laws such as the Fair Trade Commission, and other regulatory or supervisory bodies), or financial instruments exchanges within or outside Japan, and wherein “Decisions, etc. of the Relevant Authorities, etc.” means judgments (including settlements in court and other decisions which have effects equivalent to judgments), determinations, orders, trial decisions, circular notices, guidance, requests and other decisions made or given by the Relevant Authorities, etc., as well as the rules and restrictions of the Relevant Authorities, etc.; the “Laws and Regulations, etc.”) as well as by the Articles of Incorporation and other internal rules of Resona HD.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by Resona HD. If legally and validly executed by and among SMFG, SMBC, Kinki Osaka, Kansai Urban and Minato, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for Resona HD, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon Resona HD in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

Resona HD’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to Resona HD; (ii) breach the Articles of Incorporation and other internal rules of Resona HD; or (iii) breach the approvals and permissions, etc. necessary for Resona HD to conduct its businesses (which means reports, notifications, registrations, approvals, permissions, consents, licenses, agreements, exemptions and other similar acts or procedures made or given to Relevant Authorities, etc.; the “Approvals and Permissions, etc.”).

(5)	Anti-Social Forces

None of Resona HD or its subsidiaries is an anti-social force (which means: (i) an organized crime group, a member of an organized crime group, a person/entity for whom five (5) years have not yet passed since having ceased to be a member of an organized crime group, a quasi-member of an organized crime group, a company related to an organized crime group, a corporate extortionist (sokaiya), a racketeer advocating a social movement (shakaiundotouhyobogoro), a special intelligence criminal organization (tokushuchinoboryokushudan) or a person/entity equivalent to any of the foregoing (collectively, “Organized Crime Group Members, etc.”); (ii) a person/entity having a relationship with Organized Crime Group Members, etc. wherein such Organized Crime Group Members, etc. are recognized as controlling the management thereof; (iii) a person/entity having a relationship with Organized Crime Group Members, etc. wherein such Organized Crime Group Members, etc. are recognized as being substantially involved in the management thereof; (iv) a person/entity having a relationship with Organized Crime Group Members, etc. wherein such person/entity is recognized as wrongfully utilizing such Organized Crime Group Members, etc. for the purpose of unjustly securing a benefit for him/her/itself or a third party, or for the purpose of causing damage to any third party; (v) a person/entity having a relationship with Organized Crime Group Members, etc. wherein such person/entity is recognized as being involved with such Organized Crime Group Members, etc. through supplying funds, etc. or providing favors thereto; or (vi) a person/entity whose officers or persons substantially involved in the management thereof have socially reprehensible relationships with Organized Crime Group Members, etc.; collectively, “Anti-Social Forces”). To the best of Resona HD and its subsidiaries’ knowledge, Resona HD and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. Resona HD and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(6)	Information Disclosure

The information disclosed by Resona HD to SMFG, SMBC, Kinki Osaka, Kansai Urban, Minato and the external advisors thereof in connection with the Business Integration, to the best of Resona HD’s knowledge, is true and correct in all material respects.

2.	Representations and Warranties of SMFG

SMFG represents and warrants to Resona HD, SMBC, Kinki Osaka, Kansai Urban and Minato that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

SMFG is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

SMFG has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. SMFG’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of SMFG’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, SMFG legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of SMFG.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by SMFG. If legally and validly executed by and among Resona HD, SMBC, Kinki Osaka, Kansai Urban and Minato, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for SMFG, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon SMFG in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

SMFG’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to SMFG; (ii) breach the Articles of Incorporation and other internal rules of SMFG; or (iii) breach the Approvals and Permissions, etc. necessary for SMFG to conduct its businesses.

(5)	Anti-Social Forces

None of SMFG or its subsidiaries is an Anti-Social Force. To the best of SMFG and its subsidiaries’ knowledge, SMFG and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. SMFG and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(6)	Information Disclosure

The information disclosed by SMFG to Resona HD, SMBC, Kinki Osaka, Kansai Urban, Minato and the external advisors thereof in connection with the Business Integration, to the best of SMFG’s knowledge, is true and correct in all material respects.

3.	Representations and Warranties of SMBC

SMBC represents and warrants to Resona HD, SMFG, Kinki Osaka, Kansai Urban and Minato that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

SMBC is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

SMBC has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. SMBC’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of SMBC’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, SMBC legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of SMBC.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by SMBC. If legally and validly executed by and among Resona HD, SMFG, Kinki Osaka, Kansai Urban and Minato, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for SMBC, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon SMBC in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

SMBC’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to SMBC; (ii) breach the Articles of Incorporation and other internal rules of SMBC; or (iii) breach the Approvals and Permissions, etc. necessary for SMBC to conduct its businesses.

(5)	Anti-Social Forces

None of SMBC or its subsidiaries is an Anti-Social Force. To the best of SMBC and its subsidiaries’ knowledge, SMBC and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. SMBC and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(6)	Information Disclosure

The information disclosed by SMBC to Resona HD, SMFG, Kinki Osaka, Kansai Urban, Minato and the external advisors thereof in connection with the Business Integration, to the best of SMBC’s knowledge, is true and correct in all material respects.

4.	Representations and Warranties of Kinki Osaka

Kinki Osaka represents and warrants to Resona HD, SMFG, SMBC, Kansai Urban and Minato that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

Kinki Osaka is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

Kinki Osaka has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. Kinki Osaka’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of Kinki Osaka’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, Kinki Osaka legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of Kinki Osaka.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by Kinki Osaka. If legally and validly executed by and among Resona HD, SMFG, SMBC, Kansai Urban and Minato, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for Kinki Osaka, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon Kinki Osaka in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

Kinki Osaka’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to Kinki Osaka; (ii) breach the Articles of Incorporation and other internal rules of Kinki Osaka; or (iii) breach the Approvals and Permissions, etc. necessary for Kinki Osaka to conduct its businesses.

(5)	Financial Statements, etc.

Kinki Osaka’s consolidated and non-consolidated financial statements for the fiscal year ended March 2016 and for the fiscal year ended March 2017 (collectively, the “Financial

Statements, etc. of Kinki Osaka”) are prepared in accordance with corporate accounting standards generally accepted in Japan, and each of such statements fairly indicates the financial condition, operating results and cash flow of Kinki Osaka for the relevant fiscal year in all material respects. Other than those set forth or reflected in the Financial Statements, etc. of Kinki Osaka as of the execution date of the Business Integration Agreement and those which were incurred on or after April 1, 2017 in the ordinary course of Kinki Osaka and its subsidiaries’ businesses, Kinki Osaka and its subsidiaries do not have any material debts, obligations, liabilities or other responsibilities (whether determinable or contingent, regardless of its cause). During the period from April 1, 2017 to the execution date of the Business Integration Agreement, to the best of Kinki Osaka’s knowledge, there has been no occurrence of a fact or event which is likely to have a materially adverse effect on the financial condition, operating results or cash flow of Kinki Osaka, or the forecast thereof.

(6)	Anti-Social Forces

None of Kinki Osaka or its subsidiaries is an Anti-Social Force. To the best of Kinki Osaka and its subsidiaries’ knowledge, Kinki Osaka and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. Kinki Osaka and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(7)	Information Disclosure

The information disclosed by Kinki Osaka to Resona HD, SMFG, SMBC, Kansai Urban, Minato and the external advisors thereof in connection with the Business Integration, to the best of Kinki Osaka’s knowledge, is true and correct in all material respects, and, such information, excluding matters for which the disclosure thereof is restricted by the Relevant Authorities, etc., does not omit any facts necessary to prevent misinterpretation of any material matters regarding Kinki Osaka.

5.	Representations and Warranties of Kansai Urban

Kansai Urban represents and warrants to Resona HD, SMFG, SMBC, Kinki Osaka and Minato that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

Kansai Urban is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

Kansai Urban has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. Kansai Urban’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of Kansai Urban’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, Kansai Urban legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of Kansai Urban.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by Kansai Urban. If legally and validly executed by and among Resona HD, SMFG, SMBC, Kinki Osaka and Minato, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for Kansai Urban, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon Kansai Urban in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

Kansai Urban’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to Kansai Urban; (ii) breach the Articles of Incorporation and other internal rules of Kansai Urban; or (iii) breach the Approvals and Permissions, etc. necessary for Kansai Urban to conduct its businesses.

(5)	Financial Statements, etc.

Kansai Urban’s consolidated and non-consolidated financial statements for the fiscal year ended March 2016 and for the fiscal year ended March 2017 (collectively, the “Financial Statements, etc. of Kansai Urban”) are prepared in accordance with corporate accounting standards generally accepted in Japan, and each of such statements fairly indicates the financial condition, operating results and cash flow of Kansai Urban for the relevant fiscal year in all material respects. Other than those set forth or reflected in the Financial Statements, etc. of Kansai Urban as of the execution date of the Business Integration Agreement and those which were incurred on or after April 1, 2017 in the ordinary course of Kansai Urban and its subsidiaries’ businesses, Kansai Urban and its subsidiaries do not have any material debts, obligations, liabilities or other responsibilities (whether determinable or contingent, regardless of its cause). During the period from April 1, 2017 to the execution date of the Business Integration Agreement, to the best of Kansai Urban’s knowledge, there has been no occurrence of a fact or event which is likely to have a materially adverse effect on the financial condition, operating results or cash flow of Kansai Urban, or the forecast thereof.

(6)	Anti-Social Forces

None of Kansai Urban or its subsidiaries is an Anti-Social Force. To the best of Kansai Urban and its subsidiaries’ knowledge, Kansai Urban and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. Kansai Urban and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(7)	Information Disclosure

The information disclosed by Kansai Urban to Resona HD, SMFG, SMBC, Kinki Osaka, Minato and the external advisors thereof in connection with the Business Integration, to the best of Kansai Urban’s knowledge, is true and correct in all material respects, and, such information, excluding matters for which the disclosure thereof is restricted by the Relevant Authorities, etc., does not omit any facts necessary to prevent misinterpretation of any material matters regarding Kansai Urban.

6.	Representations and Warranties of Minato

Minato represents and warrants to Resona HD, SMFG, SMBC, Kinki Osaka and Kansai Urban that the following matters are true and correct in all material respects as of the execution date of the Business Integration Agreement until the day before the Effective Date.

(1)	Establishment and Existence

Minato is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of Business Integration Agreement

Minato has the power and authority necessary to legally and validly execute the Business Integration Agreement and to perform its obligations thereunder. Minato’s execution of the Business Integration Agreement and its performance of its obligations are acts within the scope of Minato’s corporate purpose, and, with respect to the execution of the Business Integration Agreement and the performance of its obligations, Minato legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of Minato.

(3)	Enforceability

The Business Integration Agreement is legally and validly executed by Minato. If legally and validly executed by and among Resona HD, SMFG, SMBC, Kinki Osaka and Kansai Urban, the Business Integration Agreement will constitute a legal, valid and legally binding obligation for Minato, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon Minato in accordance with each of the Articles of the Business Integration Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

Minato’s execution of the Business Integration Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to Minato; (ii) breach the Articles of Incorporation and other internal rules of Minato; or (iii) breach the Approvals and Permissions, etc. necessary for Minato to conduct its businesses.

(5)	Financial Statements, etc.

Minato’s consolidated and non-consolidated financial statements for the fiscal year ended March 2016 and for the fiscal year ended March 2017 (collectively, the “Financial Statements, etc. of Minato”) are prepared in accordance with corporate accounting standards generally accepted in Japan, and each of such statements fairly indicates the financial condition, operating results and cash flow of Minato for the relevant fiscal year in all material respects. Other than those set forth or reflected in the Financial Statements, etc. of Minato as of the execution date of the Business Integration Agreement and those which were incurred on or after April 1, 2017 in the ordinary course of Minato and its subsidiaries’ businesses, Minato and its subsidiaries do not have any material debts, obligations, liabilities or other responsibilities (whether determinable or contingent, regardless of its cause). During the period from April 1, 2017 to the execution date of the Business Integration Agreement, to the best of Minato’s knowledge, there has been no occurrence of a fact or event which is likely to have a materially adverse effect on the financial condition, operating results or cash flow of Minato, or the forecast thereof.

(6)	Anti-Social Forces

None of Minato or its subsidiaries is an Anti-Social Force. To the best of Minato and its subsidiaries’ knowledge, Minato and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. Minato and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(7)	Information Disclosure

The information disclosed by Minato to Resona HD, SMFG, SMBC, Kinki Osaka, Kansai Urban and the external advisors thereof in connection with the Business Integration, to the best of Minato’s knowledge, is true and correct in all material respects, and, such information, excluding matters for which the disclosure thereof is restricted by the Relevant Authorities, etc., does not omit any facts necessary to prevent misinterpretation of any material matters regarding Minato.

Attachment 14: Contents of Representations and Warranties of Kansai Mirai

(1)	Establishment and Existence

Kansai Mirai is a stock company legally and validly established and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of This Agreement

Kansai Mirai has the power and authority necessary to legally and validly execute this Agreement and to perform its obligations thereunder. Kansai Mirai’s execution of this Agreement and its performance of its obligations are acts within the scope of Kansai Mirai’s corporate purpose, and, with respect to the execution of this Agreement and the performance of its obligations, Kansai Mirai legally and validly implements all of the procedures required by the Laws and Regulations, etc., as well as by the Articles of Incorporation and other internal rules of Kansai Mirai.

(3)	Enforceability

This Agreement is legally and validly executed by Kansai Mirai. If legally and validly executed by and between Kansai Urban and Minato, this Agreement will constitute a legal, valid and legally binding obligation for Kansai Mirai, and, unless the enforcement of performance of such obligation is restricted by the Laws and Regulations, etc., such obligation will be enforceable upon Kansai Mirai in accordance with each of the Articles of this Agreement.

(4)	Non-Existence of Conflict with Laws and Regulations, etc.

Kansai Mirai’s execution of this Agreement and its performance of its obligations do not: (i) violate the Laws and Regulations, etc. applicable to Kansai Mirai; (ii) breach the Articles of Incorporation and other internal rules of Kansai Mirai; or (iii) breach the Approvals and Permissions, etc. necessary for Kansai Mirai to conduct its businesses.

(5)	Anti-Social Forces

None of Kansai Mirai or its subsidiaries is an Anti-Social Force. To the best of Kansai Mirai and its subsidiaries’ knowledge, Kansai Mirai and its subsidiaries do not currently have any direct relationships with Anti-Social Forces concerning capital, funds or trade, and do not have any relationships or interactions therewith, such as monetary payments or provision of favors. Kansai Mirai and its subsidiaries, both at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees, etc.

(6)	Information Disclosure

The information disclosed by Kansai Mirai to Kansai Urban, Minato and the external advisors thereof in connection with the Business Integration, to the best of Kansai Mirai’s knowledge, is true and correct in all material respects.